Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS	(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended				Thirty-nine weeks ended
	October 28, 2006		October 29, 2005		October 28, 2006		October 29, 2005
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Merchandise Sales	$453,711	82.4	$452,356	82.9	$1,393,023	82.6	$1,396,812	82.8
Service Revenue	97,138	17.6	93,548	17.1	292,992	17.4	290,736	17.2
Total Revenues	550,849	100.0	545,904	100.0	1,686,015	100.0	1,687,548	100.0

Costs of Merchandise Sales	323,025	71.2	337,899	74.7	995,447	71.5	1,031,113	73.8
Costs of Service Revenue	90,131	92.8	88,892	95.0	268,895	91.8	259,580	89.3
Total Costs of Revenues	413,156	75.0	426,791	78.2	1,264,342	75.0	1,290,693	76.5

Gross Profit from Merchandise Sales	130,686	28.8	114,457	25.3	397,576	28.5	365,699	26.2
Gross Profit from Service Revenue	7,007	7.2	4,656	5.0	24,097	8.2	31,156	10.7
Total Gross Profit	137,693	25.0	119,113	21.8	421,673	25.0	396,855	23.5

Selling, General and Administrative Expenses	139,255	25.3	127,037	23.3	410,020	24.3	395,367	23.4
Net Gain (Loss) from Sales of Assets	213	0	(629)	(0.1)	6,229	0.3	2,977	0.2

Operating Profit (Loss)	(1,349)	(0.3)	(8,553)	(1.6)	17,882	1.1	4,465	0.3

Non-operating Income	1,017	0.2	526	0.1	5,294	0.3	2,747	0.2

Interest Expense	15,581	2.8	9,205	1.7	37,886	2.2	27,354	1.6

Loss From Continuing Operations Before Income Taxes and Cumulative Effect of Change in Accounting Principle	(15,913)	(2.9)	(17,232)	(3.2)	(14,710)	(0.9)	(20,142)	(1.1)

Income Tax Benefit	(5,200)	32.7 (1)	(5,856)	34.0 (1)	(4,600)	31.3 (1)	(7,212)	35.8 (1)

Net Loss From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	(10,713)	(1.9)	(11,376)	(2.1)	(10,110)	(0.6)	(12,930)	(0.8)

Discontinued Operations, Net of Tax	(205)	0.0	181	0.0	(338)	0.0	3	0.0

Cumulative Effect of Change in Accounting Principle, Net of Tax	4	0.0	—	0.0	183	0.0	—	0.0

Net Loss	(10,914)	(2.0)	(11,195)	(2.1)	(10,265)	(0.6)	(12,927)	(0.8)
Retained Earnings, beginning of period	474,858		525,703		481,926		536,780
Cash Dividends	(3,691)		(3,664)		(11,207)		(10,984)
Effect of Stock Options	(209)		(257)		(285)		(2,231)
Dividend Reinvestment Plan	(31)		(55)		(156)		(106)

Retained Earnings, end of period	$460,013		$510,532		$460,013		$510,532

Basic and Diluted Loss per Share:
Basic and Diluted Weighted Average Shares Outstanding	54,313		54,774		54,264		55,288
Net Loss From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$(0.20)		$(0.21)		$(0.19)		$(0.23)
Discontinued Operations, Net of Tax	—		0.01		—		—
Cumulative Effect of Change in Accgounting Principle, Net of Tax	—		—		—		—
Basic and Diluted Loss per Share	$(.20)		$(0.20)		$(0.19)		$(0.23)

Cash Dividends per Share	$0.0675		$0.0675		$0.1350		$0.1350

(1)          As a percentage of loss from continuing operations before income taxes and cumulative effect of change in accounting principle.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except per share amounts)

	October 28, 2006	January 28, 2006	October 29, 2005

Assets
Current Assets:
Cash and cash equivalents	$22,492	$48,281	$36,534
Accounts receivable, net	29,488	36,434	34,473
Merchandise inventories	645,394	616,292	648,368
Prepaid expenses	25,151	40,952	26,511
Other	59,001	85,446	63,123
Assets held for disposal	—	652	652
Total Current Assets	781,526	828,057	809,661
Property and Equipment - at cost:
Land	256,865	257,802	258,124
Buildings and improvements	919,543	916,580	909,872
Furniture, fixtures and equipment	667,101	671,189	668,960
Construction in progress	17,896	15,858	18,266
	1,861,405	1,861,429	1,855,222
Less accumulated depreciation and amortization	952,867	914,040	908,181
Property and Equipment - net	908,538	947,389	947,041
Other	79,547	46,307	66,125
Total Assets	$1,769,611	$1,821,753	$1,822,827

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$308,683	$261,940	$304,120
Trade payable program liability	13,284	11,156	11,212
Accrued expenses	267,218	290,761	265,331
Deferred income taxes	18,909	15,417	19,238
Current maturities of long-term debt and obligations under capital leases	2,686	1,257	144,164
Total Current Liabilities	610,780	580,531	744,065

Long-term debt and obligations under capital leases, less current maturities	524,426	467,239	270,868
Convertible long-term debt	—	119,000	119,000
Other long-term liabilities	58,762	57,481	52,895
Deferred income taxes	—	2,937	14,096
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	289,718	288,098	287,184
Retained earnings	460,013	481,926	510,532
Accumulated other comprehensive loss	(4,209)	(3,565)	(3,004)

Less cost of shares in treasury - 12,015,192 shares 12,152,968 shares and 12,210,647 shares	(179,172)	(181,187)	(182,102)
Less cost of shares in benefits trust - 2,195,270 shares	(59,264)	(59,264)	(59,264)
Total Stockholders’ Equity	575,643	594,565	621,903
Total Liabilities and Stockholders’ Equity	$1,769,611	$1,821,753	$1,822,827

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Thirty-nine Weeks Ended	October 28, 2006	October 29, 2005

Cash Flows from Operating Activities:
Net loss	$(10,265)	$(12,927)
Adjustments to reconcile net loss to net cash provided by continuing operations:
Net loss (earnings) from discontinued operations	338	(3)
Depreciation and amortization	62,546	59,283
Cumulative effect of change in accounting principle, net of tax	(183)	—
Accretion of asset disposal obligation	203	84
Loss on defeasance of convertible debt	755	—
Stock compensation expense	2,611	2,001
Cancellation of vested stock options	(1,056)	—
Deferred income taxes	(7,366)	(12,337)
Gain from sales of assets	(6,229)	(2,977)
Loss from asset impairment	550	—
Excess tax benefits from stock based awards	(37)	—
Increase in cash surrender value of life insurance policies	(1,593)	(2,575)
Changes in Operating Assets and Liabilities:
Decrease in accounts receivable, prepaid expenses and other	50,150	51,789
Increase in merchandise inventories	(29,102)	(45,608)
Increase (decrease) in accounts payable	46,743	(6,861)
Decrease in accrued expenses	(24,998)	(44,075)
Increase in other long-term liabilities	1,281	14,918
Net cash provided by continuing operations	84,348	712
Net cash used in discontinued operations	(367)	(259)
Net Cash Provided by Operating Activities	83,981	453

Cash Flows from Investing Activities:
Cash paid for property and equipment	(25,092)	(65,197)
Proceeds from sales of assets	1,598	1,724
Proceeds from sales of assets held for disposal	6,981	6,913
Repayment of life insurance proceeds	(24,669)	—
Premiums paid on life insurance policies	—	(488)
Net cash used in continuing operations	(41,182)	(57,048)
Net cash provided by discontinued operations	—	916
Net Cash Used in Investing Activities	(41,182)	(56,132)

Cash Flows from Financing Activities:
Net (payments) borrowings under line of credit agreements	(60,042)	62,163
Excess tax benefits from stock based awards	37	—
Net borrowings on trade payable program liability	2,128	11,212
Proceeds from issuance of note	121,000	—
Reduction of long-term debt	(2,259)	(40,456)
Reduction of convertible debt	(119,000)	—
Payments on capital lease obligations	(167)	(363)
Dividends paid	(11,207)	(10,984)
Repurchase of common stock	—	(15,562)
Proceeds from exercise of stock options	242	2,711
Proceeds from dividend reinvestment plan	680	734
Net Cash (Used in) Provided by Financing Activities	(68,588)	9,455
Net Decrease in Cash	(25,789)	(46,224)
Cash and Cash Equivalents at Beginning of Period	48,281	82,758
Cash and Cash Equivalents at End of Period	$22,492	$36,534

Supplemental Disclosure of Cash Flow Information:
Non-cash investing activities:
Accrued purchases of property and equipment	$757	$2,182
Non-cash financing activities:
Equipment capital leases	$84	$124

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Thirty-nine weeks ended
	October 28, 2006	October 29, 2005	October 28, 2006	October 29, 2005

Capital expenditures	$9,726	$22,768	$25,849	$67,379

Depreciation and amortization	$21,127	$20,628	$62,546	$59,283

Non-operating income:
Net rental revenue	$580	$355	$1,750	$1,069
Investment income	471	272	3,750	777
Other (expense) income	(34)	(101)	(206)	901
Total	$1,017	$526	$5,294	$2,747

Comparable sales percentages:
Merchandise	0.2%	-0.6%	-0.1%	-0.5%
Service	3.9%	-8.2%	1.0%	-6.7%
Total	0.8%	-2.0%	0.1%	-1.6%

Total square feet of retail space (including service centers)			12,167,089	12,167,089

Total Store Count			593	593

Sales and Gross Profit by Line of Business (A):

Retail Sales	$323,522	$328,877	$1,005,033	$1,023,887
Service Center Revenue	227,327	217,027	680,982	663,661
Total Revenues	$550,849	$545,904	$1,686,015	$1,687,548

Gross Profit from Retail Sales	$93,554	$82,969	$283,322	$262,575
Gross Profit from Service Center Revenue	44,139	36,144	138,351	134,280
Total Gross Profit	$137,693	$119,113	$421,673	$396,855

Comparable Sales Percentages (A):

Retail Sales	-1.8%	2.1%	-1.7%	0.6%
Service Center Revenue	4.8%	-7.6%	2.9%	-4.8%
Total Revenues	0.8%	-2.0%	0.1%	-1.6%

Gross Profit Percentage by Line of Business (A):

Gross Profit Percentage from Retail Sales	28.9%	25.2%	28.2%	25.6%
Gross Profit Percentage from Service Center Revenue	19.4%	16.7%	20.3%	20.2%
Total Gross Profit Percentage	25.0%	21.8%	25.0%	23.5%

(A) Retail Sales include DIY and Commercial sales.  Service Center Revenue includes revenue from labor and installed parts and tires.

Adjustments

In the fourth quarter of 2005 we completed the restructuring of substantially all of our vendor agreements to provide flexibility in how we use vendor support funds.  Previously, the vendor agreements required us to use certain vendor support funds exclusively for promotions and to partially offset certain other direct expenses.  Under EITF No. 02-16, these types of allowances are to be netted against the appropriate expenses they offset, once it is determined that the allowances are for specific, identifiable and incremental expenses.  Under the restructured contracts it is not possible to make this determination.  Therefore, all vendor support funds are now treated as a reduction of inventories and are recognized as a reduction to Costs of Merchandise Sales as the inventories are sold, in accordance with EITF No. 02-16.  For the periods below, all previously identified costs which had been netted against Selling, General and Administrative Expenses have been reclassified to Gross Profit from Merchandise Sales as if the vendor agreements had been restructured as of January 30, 2005.

Please see the table below illustrating the effect of this adjustment on the thirteen and thirty-nine week periods ended October 29, 2005 (presented in both GAAP and Line of Business formats), assuming that such change had been in effect during such periods.

STATEMENTS OF OPERATIONS

GAAP Format

	Thirteen weeks ended				Thirteen weeks ended		Thirteen weeks ended
	October 29, 2005				October 29, 2005		October 28, 2006
	ACTUAL		ADJUSTMENTS		AS ADJUSTED		ACTUAL
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Merchandise Sales	$114,457	25.3	$7,510	1.7	$121,967	27.0	$130,686	28.8
Gross Profit from Service Revenue	4,656	5.0	—	—	4,656	5.0	7,007	7.2
Total Gross Profit	119,113	21.8	7,510	1.4	126,623	23.2	137,693	25.0
Selling, General and Administrative Expenses	127,037	23.3	7,510	1.4	134,547	24.7	139,255	25.3
Net (Loss) Gain on Sales of Assets	(629)	(0.1)	—	—	(629)	(0.1)	213	0
Operating (Loss) Profit	$(8,553)	(1.6)	$—	—	$(8,553)	(1.6)	$(1,349)	(0.3)

	Thirty-nine weeks ended				Thirty-nine weeks ended		Thirty-nine weeks ended
	October 29, 2005				October 29, 2005		October 28, 2006
	ACTUAL		ADJUSTMENTS		AS ADJUSTED		ACTUAL
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Merchandise Sales	$365,699	26.2	$26,929	1.9	$392,628	28.1	$397,576	28.5
Gross Profit from Service Revenue	31,156	10.7	—	—	31,156	10.7	24,097	8.2
Total Gross Profit	396,855	23.5	26,929	1.6	423,784	25.1	421,673	25.0
Selling, General and Administrative Expenses	395,367	23.4	26,929	1.6	422,296	25.0	410,020	24.3
Net Gain on Sales of Assets	2,977	0.2	—	—	2,977	0.2	6,229	0.3
Operating Profit	$4,465	0.3	$—	—	$4,465	0.3	$17,882	1.0

Line of Business Format

	Thirteen weeks ended				Thirteen weeks ended		Thirteen weeks ended
	October 29, 2005				October 29, 2005		October 28, 2006
	ACTUAL		ADJUSTMENTS		AS ADJUSTED		ACTUAL
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Retail Sales	$82,969	25.2	$5,294	1.6	$88,263	26.8	$93,554	28.9
Gross Profit from Service Center Revenue	36,144	16.7	2,216	1.0	38,360	17.7	44,139	19.4
Total Gross Profit	119,113	21.8	7,510	1.4	126,623	23.3	137,693	25.0
Selling, General and Administrative Expenses	127,037	23.3	7,510	1.4	134,547	24.7	139,255	25.3
Net (Loss) Gain on Sales of Assets	(629)	(0.1)	—	—	(629)	(0.1)	213	0.0
Operating (Loss) Profit	$(8,553)	(1.6)	$—	—	$(8,553)	(1.6)	$(1,349)	(0.3)

	Thirty-nine weeks ended				Thirty-nine weeks ended		Thirty-nine weeks ended
	October 29, 2005				October 29, 2005		October 28, 2006
	ACTUAL		ADJUSTMENTS		AS ADJUSTED		ACTUAL
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Retail Sales	$262,575	25.6	$19,108	1.9	$281,683	27.5	$283,322	28.2
Gross Profit from Service Center Revenue	134,280	20.2	7,821	1.2	142,101	21.4	138,351	20.3
Total Gross Profit	396,855	23.5	26,929	1.6	423,784	25.1	421,673	25.0
Selling, General and Administrative Expenses	395,367	23.4	26,929	1.6	422,296	25.0	410,020	24.3
Net Gain on Sales of Assets	2,977	0.2	—	—	2,977	0.2	6,229	0.3
Operating Profit	$4,465	0.3	$—	—	$4,465	0.3	$17,882	1.1